Supplement Dated August 14, 2026

AUGUSTAR® LIFE INSURANCE COMPANY

AuguStar Variable Account A

Supplement to the Prospectuses and Updating Summary Prospectuses dated May 1, 2026 for the following variable annuity contracts (“Contracts”)

ONcore Lite II	ONcore Ultra

The following supplements and amends the above-mentioned Prospectuses and Updating Summary Prospectuses. Please read this supplement and retain it for future reference.

The purpose of this supplement is to make certain changes and corrections to Appendix A – Funds Available Under the Contract, as described further below.

Fund Subadviser Change:

There has been a subadviser change for the Nomura VIP Asset Strategy Series, effective June 15, 2026. In the row for the Nomura VIP Asset Strategy Series (Service Class), the subadviser information for the Fund is deleted and replaced with the following:

Subadvisers: Macquarie Investment Management Global Limited, Nomura Corporate Research and Asset Management Inc.

Corrections:

For the sole purpose of correcting typographical errors in certain Fund names:

•	References to the “LVIP ClearBridge Variable Dividend Strategy Portfolio” are deleted and replaced with corrected references to the “LVIP ClearBridge Dividend Strategy Portfolio.”
•	References to the “LVIP ClearBridge Variable Large Cap Value Portfolio” are deleted and replaced with corrected references to the “LVIP ClearBridge Large Cap Value Portfolio.”

For the sole purpose of deleting references to certain Funds that were inadvertently included in Appendix A:

•	For both Contracts, the row for the Invesco V.I. Comstock Fund (Series I) is deleted.
•	For ONcore Lite II only, the row for the Franklin DynaTech VIP Fund (Class 2) is deleted.